United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

September 5, 2002	1-13796

Date of Report (Date of earliest event reported)	Commission File Number

Gray Television, Inc.
(Exact name of registrant as specified in its charter)

Georgia	52-0285030

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4370 Peachtree Road, NE
Atlanta, Georgia 30319

(Address of Principal Executive Offices) (Zip Code)

(404) 504-9828

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Not applicable

(c)	Exhibits

Exhibit 4.2	Form of Supplemental Indenture by and among Gray Television, Inc. (f/k/a Gray Communications Systems, Inc.), as issuer, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as trustee

Exhibit 5.1	Opinion of Proskauer Rose LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of $100,000,000 in senior subordinated notes due 2011

Exhibit 5.2	Opinion of Troutman Sanders LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of $100,000,000 in senior subordinated notes due 2011

Exhibit 8.1	Opinion of Proskauer Rose LLP as to the material U.S. federal income tax consequences to the holders of the securities offered in the Prospectus Supplement relating to the offering of $100,000,000 in senior subordinated notes due 2011

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP for the Prospectus relating to the offering of up to a total amount of $600,000,000 in securities

Exhibit 23.2	Consent of Ernst & Young LLP for the Prospectus relating to the offering of up to a total amount of $600,000,000 in securities

Exhibit 23.3	Consent of McGladrey & Pullen, LLP for the Prospectus relating to the offering of up to a total amount of $600,000,000 in securities

Exhibit 23.4	Consent of PricewaterhouseCoopers LLP for the Prospectus Supplement relating to the offering of $100,000,000 in 9 1/4% senior subordinated notes due 2011

Exhibit 23.5	Consent of Ernst & Young LLP for the Prospectus Supplement relating to the offering of $100,000,000 in 9 1/4% senior subordinated notes due 2011

Exhibit 23.6	Consent of McGladrey & Pullen, LLP for the Prospectus Supplement relating to the offering of $100,000,000 in 9 1/4% senior subordinated notes due 2011

Exhibit 23.7	Consent of Proskauer Rose LLP (incorporated by reference to Exhibit 5.1)

Exhibit 23.8	Consent of Troutman Sanders LLP (incorporated by reference to Exhibit 5.2)

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 5, 2002		GRAY TELEVISION, INC.

		By:	/s/ James C. Ryan

James C. Ryan Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

4.2	Form of Supplemental Indenture by and among Gray Television, Inc. (f/k/a Gray Communications Systems, Inc.), as issuer, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as trustee

5.1	Opinion of Proskauer Rose LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of $100,000,000 in senior subordinated notes due 2011

5.2	Opinion of Troutman Sanders LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of $100,000,000 in senior subordinated notes due 2011

8.1	Opinion of Proskauer Rose LLP as to the material U.S. federal income tax consequences to the holders of the securities offered in the Prospectus Supplement relating to the offering of $100,000,000 in senior subordinated notes due 2011

23.1	Consent of PricewaterhouseCoopers LLP for the Prospectus relating to the offering of up to a total amount of $600,000,000 in securities

23.2	Consent of Ernst & Young LLP for the Prospectus relating to the offering of up to a total amount of $600,000,000 in securities

23.3	Consent of McGladrey & Pullen, LLP for the Prospectus relating to the offering of up to a total amount of $600,000,000 in securities

23.4	Consent of PricewaterhouseCoopers LLP for the Prospectus Supplement relating to the offering of $100,000,000 in 9 1/4% senior subordinated notes due 2011

23.5	Consent of Ernst & Young LLP for the Prospectus Supplement relating to the offering of $100,000,000 in 9 1/4% senior subordinated notes due 2011

23.6	Consent of McGladrey & Pullen, LLP for the Prospectus Supplement relating to the offering of $100,000,000 in 9 1/4% senior subordinated notes due 2011

23.7	Consent of Proskauer Rose LLP (incorporated by reference to Exhibit 5.1)

23.8	Consent of Troutman Sanders LLP (incorporated by reference to Exhibit 5.2)

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